                                                                     Exhibit 4.1


     [SEAL]                CHARLES RIVER LABORATORIES                [SEAL]
                               INTERNATIONAL,INC.


                                                               CUSIP 159864 10 7


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                  [ILLEGIBLE]


   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE OF

                              CERTIFICATE OF STOCK


Dated:


      [SIGNATURE]                                        [SIGNATURE]
                                    [SEAL]

               Secretary                                               President
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                 CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common



     UNIF GIFT MIN ACT- __________________ Custodian ____________________
                             (Cust)                        (Minor)

                      under Uniform Gifts to Minors Act

                           ____________________
                               [Illegible]



     Additional abbreviations may also be used though not in the above list.

     For Value Received, ____________ hereby sell, assign and transfer unto

                 PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE

                        /---------------------------/
                        /                           /
                        /---------------------------/

_______________________________________________________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:______________________


                    ____________________________________________________________
                    NOTICE: The signature to the Assignment must correspond with the name as written upon the face of the certificate in every aspect, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:________________________________________________________
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A-15.